THE EXPEDITION FUNDS (FORMERLY THE STARBURST FUNDS)

                          Revised and Restated By-Laws

                                TABLE OF CONTENTS

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ARTICLE I:            OFFICERS AND THEIR ELECTION..........................................................1

         Section 1.        Officers........................................................................1

         Section 2.        Election of Officers............................................................1

         Section 3.        Resignations and Removals and Vacancies.........................................1

ARTICLE II:           POWERS AND DUTIES OF TRUSTEES AND OFFICERS...........................................1

         Section 1.        Trustees........................................................................1

         Section 2.        Chairman of the Trustees ("Chairman")...........................................1

         Section 3.        President.......................................................................1

         Section 4.        Vice President..................................................................2

         Section 5.        Secretary.......................................................................2

         Section 6.        Treasurer.......................................................................2

         Section 7.        Assistant Vice President........................................................2

         Section 8.        Assistant Secretaries and Assistant Treasurers..................................2

         Section 9.        Salaries........................................................................2

ARTICLE III:          POWERS AND DUTIES OF THE  EXECUTIVE AND OTHER COMMITTEES.............................3

         Section 1.        Executive and Other Committees..................................................3

         Section 2.        Vacancies in Executive Committee................................................3

         Section 3.        Executive Committee to Report to Trustees.......................................3

         Section 4.        Procedure of Executive Committee................................................3

         Section 5.        Powers of Executive Committee...................................................3

         Section 6.        Compensation....................................................................3

         Section 7.        Informal Action by Executive Committee or Other Committee.......................3

ARTICLE IV:           SHAREHOLDERS' MEETINGS...............................................................4

         Section 1.        Special Meetings................................................................4

         Section 2.        Notices.........................................................................4
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                                                     TABLE OF CONTENTS
                                                        (continued)

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         Section 3.        Place of Meeting................................................................4

         Section 4.        Action by Consent...............................................................4

         Section 5.        Proxies.........................................................................4

ARTICLE V:            TRUSTEES' MEETINGS...................................................................4

         Section 1.        Number and Qualifications of Trustees...........................................4

         Section 2.        Special Meetings................................................................4

         Section 3.        Regular Meetings................................................................5

         Section 4.        Quorum and Vote.................................................................5

         Section 5.        Notices.........................................................................5

         Section 6.        Place of Meeting................................................................5

         Section 7.        Telephonic Meeting..............................................................5

         Section 8.        Special Action..................................................................5

         Section 9.        Action by Consent...............................................................5

         Section 10.       Compensation of Trustees........................................................6

ARTICLE VI:           SHARES...............................................................................6

         Section 1.        Certificates....................................................................6

         Section 2.        Transfer of Shares..............................................................6

         Section 3.        Equitable Interest Not Recognized...............................................6

         Section 4.        Lost, Destroyed or Mutilated Certificates.......................................6

         Section 5.        Transfer Agent and Registrar: Regulations.......................................6

ARTICLE VII:          INSPECTION OF BOOKS..................................................................7

ARTICLE VIII:         AGREEMENTS, CHECKS, DRAFTS, ENDORSEMENTS, ETC........................................7

         Section 1.        Agreements, Etc.................................................................7

         Section 2.        Checks, Drafts, Etc.............................................................7

         Section 3.        Endorsements, Assignments and Transfer of Securities............................7

         Section 4.        Evidence of Authority...........................................................7

ARTICLE IX:           INDEMNIFICATION OF TRUSTEES AND OFFICERS.............................................8

         Section 1.        General.........................................................................8

         Section 2.        No Indemnification..............................................................8

         Section 3.        Conditions for Indemnification..................................................8


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                                                                                                         PAGE

                                                      TABLE OF CONTENTS
                                                          (continued)

         Section 4.        Advancement of Expenses.........................................................8

         Section 5.        Non-Exclusivity.................................................................8

ARTICLE X:            SEAL.................................................................................9

ARTICLE XI:           FISCAL YEAR..........................................................................9

ARTICLE XII:          AMENDMENTS...........................................................................9

ARTICLE XIII:         WAIVERS OF NOTICE....................................................................9

ARTICLE XIV:          REPORT TO SHAREHOLDERS...............................................................9

ARTICLE XV:           BOOKS AND RECORDS...................................................................10

ARTICLE XVI:          TERMS...............................................................................10

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                                                              iii

                              THE EXPEDITION FUNDS

                          Revised and Restated By-Laws

                                   ARTICLE I

                           OFFICERS AND THEIR ELECTION

         Section 1. OFFICERS. The officers of the Trust shall be a Chairman of the Trustees, a President, one or more Vice Presidents, a Treasurer, a Secretary and such other officers as the Trustees may from time to time elect. It shall not be necessary for any Trustee or other officer to be a holder of shares in any Series or Class of the Trust.

         Section 2. ELECTION OF OFFICERS. The President, Vice President(s), Treasurer and Secretary shall be chosen annually by the Trustees. The Chairman of the Trustees shall be chosen annually by and from the Trustees.

         Two or more offices may be held by a single person except the offices of President and Secretary. The officers shall hold office until their successors are chosen and qualified.

         Section 3. RESIGNATIONS AND REMOVALS AND VACANCIES. Any officer of the Trust may resign by filing a written resignation with the Chairman of the Trustees or with the Trustees or with the Secretary, which shall take effect on being so filed or at such time as may be therein specified. The Trustees may remove any officer, with or without cause, by a majority vote of all of the Trustees. The Trustees may fill any vacancy created in any office whether by resignation, removal or otherwise.

                                   ARTICLE II

                   POWERS AND DUTIES OF TRUSTEES AND OFFICERS

         Section 1. TRUSTEES. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

         Section 2. CHAIRMAN OF THE TRUSTEES ("CHAIRMAN"). The Chairman shall be the chief executive officer of the Trust. He shall have general supervision over the business of the Trust and policies of the Trust. He shall employ and define the duties of all employees of the Trust, shall have power to discharge any such employees, shall exercise general supervision over the affairs of the Trust and shall perform such other duties as may be assigned to him from time to time by the Trustees. He shall preside at the meetings of shareholders and of the Trustees. The Chairman shall appoint a Trustee or officer to preside at such meetings in his absence.

         Section 3. PRESIDENT. The President, in the absence of the Chairman, shall perform all duties and may exercise any of the powers of the Chairman subject to the control of the other

Trustees. He shall counsel and advise the Chairman on matters of major importance and shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee.

         Section 4. VICE PRESIDENT. The Vice President (or if more than one, the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees, the Chairman or the Executive Committee. Each Vice President shall be authorized to sign documents on behalf of the Trust.

         Section 5. SECRETARY. The Secretary shall be the chief legal officer of the Trust responsible for providing legal guidance to the Trust. The Secretary shall keep or cause to be kept in books provided for that purpose the Minutes of the Meetings of Shareholders and of the Trustees; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by law; shall be custodian of the records and of the Seal of the Trust and see that the Seal is affixed to all documents, the execution of which on behalf of the Trust under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each shareholder of each Series or Class of the Trust, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the Office of Secretary and such other duties as may from time to time be assigned to him by the Trustees, Chairman or the Executive Committee.

         Section 6. TREASURER. The Treasurer shall be the principal financial and accounting officer of the Trust responsible for the preparation and maintenance of the financial books and records of the Trust. He shall deliver all funds and securities belonging to any Series or Class to such custodian or sub-custodian as may be employed by the Trust for any Series or Class. The Treasurer shall perform such duties additional to the foregoing as the Trustees, Chairman or the Executive Committee may from time to time designate.

         Section 7. ASSISTANT VICE PRESIDENT. The Assistant Vice President or Vice Presidents of the Trust shall have such authority and perform such duties as may be assigned to them by the Trustees, the Executive Committee or the Chairman.

         Section 8. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretary or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer, respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Trustees or the Executive Committee or the Chairman.

         Section 9. SALARIES. The salaries of the Officers shall be fixed from time to time by the Trustees. No officer shall be prevented from receiving such salary by reason of the fact that he is also a Trustee.

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                                  ARTICLE III

                            POWERS AND DUTIES OF THE
                         EXECUTIVE AND OTHER COMMITTEES

         Section 1. EXECUTIVE AND OTHER COMMITTEES. The Trustees may elect from their own number an Executive Committee to consist of not less than two members. The Executive Committee shall be elected by a resolution passed by a vote of at least a majority of the Trustees then in office. The Trustees may also elect from their own number other committees from time to time, the number composing such committees and the powers conferred upon the same to be determined by vote of the Trustees.

         Section 2. VACANCIES IN EXECUTIVE COMMITTEE. Vacancies occurring in the Executive Committee from any cause shall be filled by the Trustees by a resolution passed by the vote of at least a majority of the Trustees then in office.

         Section 3. EXECUTIVE COMMITTEE TO REPORT TO TRUSTEES. All action by the Executive Committee shall be reported to the Trustees at their meeting next succeeding such action.

         Section 4. PROCEDURE OF EXECUTIVE COMMITTEE. The Executive Committee shall fix its own rules of procedure not inconsistent with these By-Laws or with any directions of the Trustees. It shall meet at such times and places and upon such notice as shall be provided by such rules or by resolution of the Trustees. The presence of a majority shall constitute a quorum for the transaction of business, and in every case an affirmative vote of a majority of all the members of the Committee present shall be necessary for the taking of any action.

         Section 5. POWERS OF EXECUTIVE COMMITTEE. During the intervals between the Meetings of the Trustees, the Executive Committee, except as limited by the By-Laws of the Trust or by specific directions of the Trustees, shall possess and may exercise all the powers of the Trustees in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust, and shall have power to authorize the Seal of the Trust to be affixed to all instruments and documents requiring same. Notwithstanding the foregoing, the Executive Committee shall not have the power to elect Trustees, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.

         Section 6. COMPENSATION. The members of any duly appointed committee shall receive such compensation and/or fees as from time to time may be fixed by the Trustees.

         Section 7. INFORMAL ACTION BY EXECUTIVE COMMITTEE OR OTHER COMMITTEE. Any action required or permitted to be taken at any meeting of the Executive Committee or any other duly appointed Committee may be taken without a meeting if a consent in writing setting forth such action is signed by all members of such committee and such consent is filed with the records of the Trust.

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                                   ARTICLE IV

                             SHAREHOLDERS' MEETINGS

         Section 1. SPECIAL MEETINGS. A special meeting of the shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman or the shareholders so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.

         Section 2. NOTICES. Except as above provided, notices of any special meeting of the shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least fifteen days before the meeting, to such address as may be registered with the Trust by the shareholder.

         Section 3. PLACE OF MEETING. Meetings of the shareholders of the Trust or a particular Series or Class, shall be held at the principal place of business of the Trust in Pittsburgh, Pennsylvania, or at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees.

         Section 4. ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the shareholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the Trust.

         Section 5. PROXIES. Any shareholder entitled to vote at any meeting of shareholders may vote either in person or by proxy authorized by written, telephonic or electronic means. Every proxy shall be in writing subscribed by the shareholder or his duly authorized attorney and dated, but need not be sealed, witnessed or acknowledged. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust or, the person acting as Secretary of the Meeting.

                                   ARTICLE V

                               TRUSTEES' MEETINGS

         Section 1. NUMBER AND QUALIFICATIONS OF TRUSTEES. The number of Trustees shall be as fixed from time to time by a majority of the Trustees but shall be no less than three nor more than twenty. The Trustees may from time to time increase or decrease the number of Trustees to such number as they deem expedient, not to be less than three nor more than twenty, however, and fill the vacancies so created. The term of office of a Trustee shall not be affected by any decrease in the number of Trustees made by the Trustees pursuant to the foregoing authorization.

         Section 2. SPECIAL MEETINGS. Special meetings of the Trustees shall be called by the Secretary at the written request of the Chairman or any Trustee, and if the Secretary when so

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requested refuses or fails for more than twenty-four hours to call such meeting, the Chairman or such Trustee may in the name of the Secretary call such meeting by giving due notice in the manner required when notice is given by the Secretary.

         Section 3. REGULAR MEETINGS. Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine, provided that any Trustee who is absent when such determination is made shall be given notice of the determination.

         Section 4. QUORUM AND VOTE. A majority of the Trustees shall constitute a quorum for the transaction of business. The act of a majority of the Trustees present at any meeting at which a quorum is present shall be the act of the Trustees unless a greater proportion is required by the Declaration of Trust or these By-Laws or applicable law. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

         Section 5. NOTICES. It shall be sufficient notice of a special meeting to send notice by mail to a Trustee at least forty-eight hours or by telegram, telex or telecopy or other electronic facsimile transmission method at least twenty-four hours before the meeting addressed to the Trustee at his usual or last known business or residence address or to give notice to such Trustee in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by such Trustee before the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting the lack of notice to such Trustee prior thereto or at its commencement. Subject to compliance with Section 15(c) of the 1940 Act, notice or waiver of notice need not specify the purpose of any special meeting.

         Section 6. PLACE OF MEETING. Meetings of the Trustees shall be held at the principal place of business of the Trust in Pittsburgh, Pennsylvania, or at such place within or without The Commonwealth of Massachusetts as fixed from time to time by resolution of the Trustees, or as the person or persons requesting said meeting to be called may designate, but any meeting may adjourn to any other place.

         Section 7. TELEPHONIC MEETING. Subject to compliance with Sections 15(c) and 32(a) of the 1940 Act, if it is impractical for the Trustees to meet in person, the Trustees may meet by means of a telephone conference circuit to which all Trustees are connected or of which all Trustees shall have waived notice, which meeting shall be deemed to have been held at a place designated by the Trustees at the meeting.

         Section 8. SPECIAL ACTION. When all the Trustees shall be present at any meeting, however called, or whenever held, or shall assent to the holding of the meeting without notice, or after the meeting shall sign a written assent thereto on the record of such meeting, the acts of such meeting shall be valid as if such meeting had been regularly held.

         Section 9. ACTION BY CONSENT. Any action by the Trustees may be taken without a meeting if a written consent thereto is signed by all the Trustees and filed with the records of the Trustees' meetings. Such consent shall be treated as a vote of the Trustees for all purposes.

         Section 10. COMPENSATION OF TRUSTEES. The Trustees may receive a stated salary for their services as Trustees, and by resolution of Trustees a fixed fee and expenses of attendance may be allowed for attendance at each Meeting. Nothing herein contained shall be construed to preclude any Trustee from serving the Trust in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

                                   ARTICLE VI

                                     SHARES

         Section 1. CERTIFICATES. All certificates for shares shall be signed by the Chairman, President or any Vice President and by the Treasurer or Secretary or any Assistant Treasurer or Assistant Secretary and sealed with the seal of the Trust. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. Certificates for shares for which the Trust has appointed an independent Transfer Agent and Registrar shall not be valid unless countersigned by such Transfer Agent and registered by such Registrar. In case any officer who has signed any certificate ceases to be an officer of the Trust before the certificate is issued, the certificate may nevertheless be issued by the Trust with the same effect as if the officer had not ceased to be such officer as of the date of its issuance. Share certificates of each Series or Class shall be in such form not inconsistent with law or the Declaration of Trust or these By-Laws as may be determined by the Trustees.

         Section 2. TRANSFER OF SHARES. The shares of each Series and Class of the Trust shall be transferable, so as to affect the rights of the Trust or any Series or Class, only by transfer recorded on the books of the Trust or its transfer agent, in person or by attorney.

         Section 3. EQUITABLE INTEREST NOT RECOGNIZED. The Trust shall be entitled to treat the holder of record of any share or shares of a Series or Class as the absolute owner thereof and shall not be bound to recognize any equitable or other claim or interest in such share or shares of a Series or Class on the part of any other person except as may be otherwise expressly provided by law.

         Section 4. LOST, DESTROYED OR MUTILATED CERTIFICATES. In case any certificate for shares is lost, mutilated or destroyed, the Trustees may issue a new certificate in place thereof upon indemnity to the relevant Series or Class against loss and upon such other terms and conditions as the Trustees may deem advisable.

         Section 5. TRANSFER AGENT AND REGISTRAR: REGULATIONS. The Trustees shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of certificates for shares and may appoint a Transfer Agent and/or Registrar of certificates for shares of each Series or Class, and may require all such share certificates to bear the signature of such Transfer Agent and/or of such Registrar.

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                                  ARTICLE VII

                               INSPECTION OF BOOKS

         The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the shareholders of any Series or Class; and no shareholder shall have any right of inspecting any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the relevant Series or Class.

                                  ARTICLE VIII

                 AGREEMENTS, CHECKS, DRAFTS, ENDORSEMENTS, ETC.

         Section 1. AGREEMENTS, ETC. The Trustees or the Executive Committee may authorize any Officer or Agent of the Trust to enter into any Agreement or execute and deliver any instrument in the name of the Trust on behalf of any Series or Class, and such authority may be general or confined to specific instances; and, unless so authorized by the Trustees or by the Executive Committee or by these By-Laws, no Officer, Agent or Employee shall have any power or authority to bind the Trust by any Agreement or engagement or to pledge its credit or to render it liable peculiarly for any purpose or for any amount.

         Section 2. CHECKS, DRAFTS, ETC. All checks, drafts, or orders for the payment of money, notes and other evidences of indebtedness shall be signed by such Officers, Employees, or Agents, as shall from time to time be designated by the Trustees or the Executive Committee, or as may be specified in or pursuant to the agreement between the Trust on behalf of any Series or Class and the custodian appointed, pursuant to the provisions of the Declaration of Trust.

         Section 3. ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF SECURITIES. All endorsements, assignments, stock powers, other instruments of transfer or directions for the transfer of portfolio securities, whether or not registered in nominee form, or belonging to any Series or Class shall be made by such Officers, Employees, or Agents as may be authorized by the Trustees or the Executive Committee.

         Section 4. EVIDENCE OF AUTHORITY. Anyone dealing with the Trust shall be fully justified in relying on a copy of a resolution of the Trustees or of any committee thereof empowered to act in the premises which is certified as true by the Secretary or an Assistant Secretary under the seal of the Trust.

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



                                   ARTICLE IX

                    INDEMNIFICATION OF TRUSTEES AND OFFICERS

         Section 1. GENERAL. Every person who is or has been a Trustee or officer of the Trust and persons who serve at the Trust's request as director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust (or the appropriate Series or Class, where such Trustee or officer is acting on behalf of or with respect to a single Series or Class) to the fullest extent permitted by law against liability and all expenses, including amounts incurred in satisfaction of judgments, settlements, compromises, fines, penalties, and counsel fees reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit or proceeding of any kind, whether civil or criminal, in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a director, officer, trustee, partner or fiduciary of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust; provided that the Trust shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Trustees.

         Section 2. NO INDEMNIFICATION. No indemnification shall be provided hereunder to a Trustee or officer against any liability to the Trust or any Series or Class or the Shareholders of any Series or Class by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Section 3.  CONDITIONS FOR INDEMNIFICATION. Except as provided in
Section 4 hereof, in the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, unless a reasonable determination based upon a factual review has been made by a majority vote of a quorum of non-party trustees who are not interested persons of the Trust, or by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

         Section 4. ADVANCEMENT OF EXPENSES. The Trust shall pay the expenses incurred in the defense of a proceeding in advance of its final disposition (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) if at least one of the following conditions is fulfilled: (i) the indemnitee provides security for his undertaking, (ii) the Trust or any relevant Series or Class is insured against any loss arising by reason of any lawful advance or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

         Section 5. NON-EXCLUSIVITY. Nothing contained in this Article shall affect any rights to indemnification to which Trustees, officers or any other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain insurance on their behalf.

                                   ARTICLE X

                                      SEAL

         The seal of the Trust shall consist of a flat-faced die with the word "Massachusetts", together with the name of the Trust and the year of its organization cut or engraved thereon but, unless otherwise required by the Trustees, the seal shall not be necessary to be placed on, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Trust.

                                   ARTICLE XI

                                   FISCAL YEAR

         The fiscal year of the Trust and each Series or Class shall be as designated from time to time by the Trustees.

                                  ARTICLE XII

                                   AMENDMENTS

         These By-Laws may be amended by a majority vote of all of the Trustees.

                                  ARTICLE XIII

                                WAIVERS OF NOTICE

         Whenever any notice whatever is required to be given under the provisions of any statute of The Commonwealth of Massachusetts, or under the provisions of the Declaration of Trust or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been given if telegraphed, cabled, or sent by wireless when it has been delivered to a representative of any telegraph, cable or wireless company with instructions that it be telegraphed, cabled, or sent by wireless. Any notice shall be deemed to be given if mailed at the time when the same shall be deposited in the mail.

                                  ARTICLE XIV

                             REPORT TO SHAREHOLDERS

         The Trustees shall at least semi-annually submit to the shareholders of each Series or Class a written financial report of the transactions of that Series or Class including financial statements which shall at least annually be certified by independent public accountants.

                                   ARTICLE XV

                                BOOKS AND RECORDS

         The books and records of the Trust and any Series or Class, including the stock ledger or ledgers, may be kept in or outside The Commonwealth of Massachusetts at such office or agency of the Trust as may from time to time be determined by the Trustees.

                                  ARTICLE XVI

                                      TERMS

         Terms defined in the Declaration of Trust and not otherwise defined herein are used herein with the meanings set forth or referred to in the Declaration of Trust.

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